                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2000


                              DIGITAL BRIDGE, INC.
                   (formerly Black Stallion Management, Inc.)
             (Exact name of Registrant as specified in its charter)



           Nevada                       0-26755                    88-0409147
(State or other jurisdiction          (Commission               (I.R.S. Employer
      of incorporation)               File Number)               Identification)


             1860 El Camino Real, #100, Burlingame, California 94010
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (650)552-0618



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

In March 2000, our board of directors approved a change in the Registrant's independent auditors. Previously, the independent auditing firm of Pritchett, Siler & Hardy, P.C. had issued reports covering the period from inception (July 10, 1996) to June 30, 1999 on financial statements of the Registrant (then known as Black Stallion Management, Inc.) None of the reports of Pritchett, Siler & Hardy, P.C. on the financial statements of Black Stallion Management, Inc. contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, nor have there been at any time, disagreements between Black Stallion Management, Inc. and Pritchett, Siler & Hardy, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The Registrant retained the accounting firm of Hood & Strong LLP to serve as its independent accountants to audit its financial statements beginning with the seven month period ended January 31, 2000. This engagement was effective
March 6, 2000. Prior to its engagement as independent auditors of the Registrant, Hood & Strong LLP had not been consulted by the Registrant either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on financial statements of the Registrant or on any other matter that was the subject of any prior disagreement between the Registrant and its previous certifying accountants.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

     By Current Report on Form 8-K filed February 9, 2000, the Registrant reported a business combination and indicated that the required financial statements would be filed on or before April 12, 2000. The following financial statements and notes thereto are filed herewith beginning at page F-1.

                                                                              Page
     Digital Bridge, Inc. (not the Registrant)
     -----------------------------------------

            Independent Auditors' Report                                       F-1

            Balance Sheets as of January 31, 2000 and                          F-2
               May 31, 1999

            Statement of Operations for the Eight Month                        F-3
               Period Ended January 31, 2000 and for the
               Period from June 17, 1998 through May 31, 1999


            Statements of Stockholders' Equity from the                        F-4
               Date of Inception on June 17, 1998 through
               January 31, 2000

            Statements of Cash Flows for the Eight Month                       F-5
               Period Ended January 31, 2000 and for the
               Period from June 17, 1998 through May 31, 1999

            Notes to Financial Statements                                      F-6


     Black Stallion Management, Inc. (the Registrant)
     ------------------------------------------------

            Independent Auditors' Report                                       F-8

            Balance Sheet as of January 31, 2000 and                           F-9
               June 30, 1999

            Statement of Operations for the Seven Month Period Ended          F-10
               January 31, 2000, for the Year Ended June 30, 1999, and from
               Inception on July 10, 1996 through January 31, 2000

            Statements of Stockholders' Equity from the                       F-11
               Date of Inception on July 10, 1996 through
               January 31, 2000

            Statements of Cash Flows for the Seven Month Period Ended         F-12
               January 31, 2000, for the Year Ended June 30, 1999, and from
               Inception on July 10, 1996 through January 31, 2000

            Notes to Financial Statements                                     F-13

(b) Pro forma financial information is not required, as the transaction described in Item 2 was a reverse acquisition under applicable accounting literature.

(c)  Exhibits

     16.1 Letter from Pritchett, Siler & Hardy, P.C. regarding Change in Certifying Accountants.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DIGITAL BRIDGE, INC.


Date: April 12, 2000                            By: /s/ Charles Bronitsky
                                                    ----------------------------
                                                    Charles Bronitsky, President

                          INDEPENDENT AUDITORS' REPORT
                              DIGITAL BRIDGE, INC.


BOARD OF DIRECTORS
DIGITAL BRIDGE, INC.
Burlingame, California

We have audited the accompanying balance sheet of DIGITAL BRIDGE, INC. as of January 31, 2000 and May 31, 1999 and the related statements of operations, stockholders' equity and cash flows for the eight-month period ended January 31, 2000, and the period from June 17, 1998 (inception date) to May 31, 1999. These financial statements are the responsibility of Digital Bridge, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digital Bridge, Inc. as of January 31, 2000 and May 31, 1999, and the results of its operations and its cash flows for the eight-month period ended January 31, 2000 and the period from June 17, 1998 (inception date) to May 31, 1999, in conformity with generally accepted accounting principles.

The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in new and rapidly evolving markets for internet products and services. As discussed in
Note 8 to the financial statements, the Company was only recently formed, and has not generated sufficient revenues to achieve profitability. Failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's operations and financial position. Management's plans in regards to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Hood & Strong LLP
/s/ Hood & Strong LLP

San Francisco, California
March 24, 2000

                             DIGITAL BRIDGE, INC.

                                BALANCE SHEET

                                                                       January 31, 2000        May 31, 1999
                                                                       ------------------------------------
ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                                             $ 14,337               $ 32,077
     Receivables                                                             52,759
     Prepaid expenses                                                        12,071
                                                                           --------               --------
                                                                             79,167                 32,077
                                                                           --------               --------
FURNITURE AND EQUIPMENT, NET                                                 17,095                  1,104
OTHER ASSETS                                                                 17,217
                                                                           --------               --------
                                                                           $113,479               $ 33,181
                                                                           ========               ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Trade payables                                                        $ 52,850
                                                                           --------               --------
                                                                             52,850
                                                                           --------               --------
STOCKHOLDERS' EQUITY:
     Preferred stock, $.001 par value, 500,000 shares
        authorized, no shares issued and outstanding
     Common stock, $.001 par value, 20,000,000 shares
        authorized, 13,250,000 shares issued and outstanding                 13,250               $ 13,250
     Additional paid-in capital                                             212,142                 36,750
     Accumulated deficit                                                   -164,763                -16,819
                                                                           --------               --------
                                                                             60,629                 33,181
                                                                           --------               --------
                                                                           $113,479               $ 33,181
                                                                           ========               ========

                             DIGITAL BRIDGE, INC.

                           STATEMENT OF OPERATIONS

                                        For the Eight          For the Period
                                        Months Ended           from June 17,
                                        January 31,            1998 Through
                                        2000                   May 31, 1999
================================================================================
REVENUE                                   $380,467               $  1,000

COST OF SALES                              202,193
--------------------------------------------------------------------------------
GROSS PROFIT                               178,274                  1,000
--------------------------------------------------------------------------------
OPERATING EXPENSES:

      Salaries and benefits                252,085                 17,361
      Office expenses                       31,405
      Other                                 41,318                    410
      Depreciation                           1,458                     48
--------------------------------------------------------------------------------
                                           326,266                 17,819
--------------------------------------------------------------------------------
NET LOSS                                  $147,992               $ 16,819
================================================================================

                             DIGITAL BRIDGE, INC.

                      STATEMENT OF STOCKHOLDERS' EQUITY


From date of inception on June 17, 1998 through January 31, 2000
====================================================================================================================

                                        Number                        Additional                         Total
                                       of Shares         Common        Paid-In        Accumulated     Stockholders'
                                      Outstanding        Stock         Capital          Deficit          Equity
BALANCES - JUNE 17, 1998

      Common stock issued             13,250,000      $   13,250      $   36,750                      $   50,000

      Net loss                                                                        $ -16,771          -16,771

--------------------------------------------------------------------------------------------------------------------

BALANCES - MAY 31, 1999               13,250,000          13,250          36,750        -16,771           33,229

      Additional paid-in capital                                         175,392                         175,392

      Net loss                                                                         -147,992         -147,992
--------------------------------------------------------------------------------------------------------------------

BALANCES - JANUARY 31, 2000           13,250,000      $   13,250      $  212,142      $-164,763       $   60,629
====================================================================================================================

                             DIGITAL BRIDGE, INC.

                           STATEMENT OF CASH FLOWS

                                                              For the Eight     For the Period
                                                              Months Ended      from June 17,
                                                              January 31,       1998 Through
                                                              2000              May 31, 1999
OPERATING ACTIVITIES:
      Net loss                                                  $-147,992          $-16,819
      Adjustments to reconcile net loss to
         net cash used by operations:
          Depreciation                                              1,458                48
          Increase in:
              Receivables                                         -52,759
              Prepaid expenses                                    -12,071
              Other assets                                        -17,217
              Accounts payable                                     52,850
                                                                ---------          --------
              Net cash used by operating activities              -175,731           -16,771
                                                                ---------           -------

INVESTING ACTIVITIES:
      Purchase of furniture and equipment                         -17,401            -1,152
                                                                ---------          --------
              Net cash used by investing activities               -17,401            -1,152
                                                                ---------          --------

FINANCING ACTIVITIES:
      Issuance of common stock                                                       13,250
      Additional paid-in capital                                  175,392            36,750
                                                                ---------          --------
              Net cash provided by financing activities           175,392            50,000
                                                                ---------          --------

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                  -17,740            32,077
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     32,077
                                                                ---------          --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        $  14,337          $ 32,077
                                                                =========          ========

                          NOTES TO FINANCIAL STATEMENTS
                              DIGITAL BRIDGE, INC.

Note 1 - Organization:

         Digital Bridge, Inc. (the Company) is a corporation organized under the laws of the State of Nevada for the purpose of doing business as a provider of website development and management services.

Note 2 - Summary of Significant Accounting Policies:

         a.       Basis of Presentation:

         The Company maintains its accounts on the accrual basis of accounting. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimates.

         b.       Cash and Cash Equivalents:

         For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents (of which there are none as of January 31, 2000 and May 31, 1999).

         c.       Depreciation:

         Fixed assets are recorded at cost. Property and equipment is depreciated on a straight-line basis over estimated useful lives ranging from five to seven years.

         d.       Revenue Recognition:

         The Company records revenue based upon specific contract rates for website development and management services rendered.

Note 3 - Furniture and Equipment:

         Furniture and equipment, at cost, is summarized as follows as of January 31, 2000 and May 31, 1999:

                                                            2000              1999
         Office equipment                                 $ 16,559         $   1,152
         Furniture and fixtures                              1,994
         ----------------------------------------------------------------------------
                                                            18,553             1,152
         Less accumulated depreciation                      (1,458)              (48)

                                                          $ 17,095         $   1,104

         Depreciation expense amounted to $1,458 and $48 for the periods ended January 31, 2000 and May 31, 1999, respectively.

Note 4 - Lease Commitments:

         The Company leases office space under an operating lease which expires December 31, 2002. Rent expense approximated $7,360 and $0 for the periods ended January 31, 2000 and May 31, 1999, respectively. As of January 31, 2000, future minimum lease payments, by fiscal year, are as follows:

                           Year ended May 31,
                           2000             $        22,560
                           2001                      90,000
                           2002                      94,000
                           2003                      53,000
                           --------------------------------
                                            $       259,000

Note 5 - Income Taxes:

         No provision for federal and state income taxes has been recorded because the Company has incurred net operating losses since inception. The net operating loss carry-forwards as of January 31, 2000 approximate $164,000. These carry-forwards will be available to offset future taxable income and expire beginning in 2014. Deferred income tax assets arising from such loss carry forwards have been fully reserved as of January 31, 2000 and May 31, 1999.

Note 6 - Stock Incentive Plan:

         The Company has drafted a stock incentive plan for directors, officers, employees and consultants of the Company and affiliated companies which provides for nonqualified and incentive stock options. The maximum number of shares of common stock reserved and available for issuance under this plan is two million. As of January 31, 2000, options granted aggregated 305,000 with a strike price of $2 per share. An additional 60,000 options were granted subsequent to January 31, 2000. These options generally vest over a three-month period and expire five years from the date of grant.

         The Company follows Accounting Principles Board Opinion 25, Accounting for Stock Issued to Employees, to account for the stock incentive plan, recognizing compensation expense to the extent of the difference between the fair value of the underlying stock at the measurement date less the amount the employee is required to pay. There were no charges to compensation expense during the periods ended January 31, 2000 and May 31, 1999.

         An alternative method of accounting for stock options is Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation. Under SFAS 123, employee stock options are valued at grant date using the Black-Scholes valuation model, and compensation cost is recognized ratably over the vesting period. Had the Company followed SFAS 123, no significant adjustment would have been made to the statement of operations during the period ended January 31, 2000. No options were exercised or canceled during the period ended January 31, 2000. No options were granted or exercised during the period ended May 31, 1999.

Note 7 - Economic Dependence and Related Party Transactions:

         Through January 31, 2000, the Company generates the majority of its revenues from services provided to affiliated companies. Sales to these companies for the periods ended January 31, 2000 and May 31, 1999, represent 98% and 100%, respectively, of total revenues.

         As of January 31, 2000 and May 31, 1999, accounts receivable from these affiliated companies totaled $51,264 and $0, respectively.

Note 7 - Economic Dependence and Related Party Transactions (Continued):

         During the periods ended January 31, 2000 and May 31, 1999, certain expenses incurred by an affiliated company were not charged to the Company.

Note 8 - Business Risks:

         The Company's failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's future operations and financial position. Subsequent to January 31, 2000, the Company entered into several stock purchase agreements whereby it has agreed to issue 140,000 shares of unregistered common stock at the aggregate price of $700,000. The Company may need to raise additional funds to develop or enhance their service offerings and to fund expansion; failure to do so could affect the Company's ability to pursue future growth.

Note 9 - Reorganization and Stock Purchase Agreement:

         Effective January 31, 2000, the Company and its shareholders entered into a Reorganization and Stock Purchase Agreement with Black Stallion Management, Inc. (Black Stallion), a Nevada corporation. Under the terms of the agreement, the Company's shareholders agreed to exchange 100% of their common stock for 20 million shares of common stock of Black Stallion. In addition, Black Stallion agreed to a post-closing split of 1.25 to 1 forward stock split on its authorized, issued and outstanding stock, resulting in 27,750,000 post-closing shares of common stock issued and outstanding and 31,250,000 shares of common stock authorized. The Company's financial statements reflect the balances and activity immediately prior to the above transactions.

                          INDEPENDENT AUDITORS' REPORT
                         BLACK STALLION MANAGEMENT, INC.
                          (A Development Stage Company)

BOARD OF DIRECTORS
BLACK STALLION MANAGEMENT, INC.
Salt Lake City, Utah

We have audited the accompanying balance sheet of BLACK STALLION MANAGEMENT, INC. (A Development Stage Company) as of January 31, 2000, and the related statements of operations, stockholders' equity and cash flows for the seven-month period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Black Stallion Management, Inc. as of June 30, 1999, were audited by Pritchett, Siler & Hardy, P.C. whose report dated July 8, 1999, on those statements included an explanatory paragraph that described that the Company was only recently formed, has incurred losses since its inception and has not yet been successful in establishing profitable operations, raising doubt about its ability to continue as a going concern, as discussed in Note 8 to those financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Black Stallion Management, Inc. as of January 31, 2000, and the results of its operations and its cash flows for the seven-month period then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company was only recently formed, has incurred losses since its inception and has not yet been successful in establishing profitable operations, raising doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Hood & Strong LLP
/s/ Hood & Strong LLP

San Francisco, California
March 24, 2000

                        BLACK STALLION MANAGEMENT, INC.
                         (A Development Stage Company)

                                 BALANCE SHEET

                                                                 January 31, 2000   June 30, 1999
=================================================================================================
ASSETS

CURRENT ASSETS:
      Cash and cash equivalents                                                        $ 4,660
                                                                      -------          -------
                                                                      $    --          $ 4,660
                                                                      -------          -------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Notes payable - related party                                                    $ 5,500
      Accrued interest - related party                                                     123
                                                                      -------          -------
                                                                                         5,623
                                                                      -------          -------
STOCKHOLDERS' EQUITY:
      Preferred stock, $.001 par value, 5,000,000 shares
         authorized, no shares issued and outstanding
      Common stock, $.001 par value, 25,000,000 shares
         authorized, 2,200,000 shares issued and outstanding          $ 2,200            2,200
      Deficit accumulated during the development stage                 -2,200           -3,163
                                                                      -------          -------
                                                                                          -963
                                                                      -------          -------
               Total liabilities and stockholders' equity             $    --          $ 4,660
                                                                      -------          -------

                        BLACK STALLION MANAGEMENT, INC.
                         (A Development Stage Company)

                            STATEMENT OF OPERATIONS

                                             For the                         From Inception
                                             Seven-Month     For the         on July 10,
                                             Period Ended    Year Ended      1996 Through
                                             January 31,     June 30,        January 31,
                                             2000            1999            2000
=======================================================================      ==============
REVENUE

EXPENSES:
      General and administrative             $4,660          $  840          $7,700
                                             ------          ------          ------

           Loss before other income
              (expense)                       4,660             840           7,700
                                             ------          ------          ------

OTHER INCOME (EXPENSE):
      Interest expense                          290             123             413
      Forgiveness of debt                     5,913                           5,913
                                             ------          ------          ------

                                              5,623             123           5,500
                                             ------          ------          ------

NET INCOME (LOSS)                            $  963          $  963          $2,200
                                             ======          ======          ======

INCOME (LOSS) PER COMMON SHARE               $ 0.00          $ 0.00          $ 0.00
                                             ======          ======          ======

                        BLACK STALLION MANAGEMENT, INC.
                         (A Development Stage Company)

                       STATEMENT OF STOCKHOLDERS' EQUITY

From the date of inception on July 10, 1996 through January 31, 2000
===============================================================================================

                                                                                      Deficit
                                                                                    Accumulated
                                         Preferred Stock         Common Stock       During the
                                        ----------------     --------------------   Development
                                        Shares    Amount       Shares      Amount      Stage
                                        ----------------     --------------------   -----------
BALANCES - JULY 10, 1996

     Issuance of 2,200,000 shares
       common stock for services
       at $.001 per share                                     2,200,000    $2,200

     Net loss for the period ended
       June 30, 1997                                                                    $-2,200

-----------------------------------------------------------------------------------------------

BALANCES - JUNE 30, 1997                                      2,200,000     2,200        -2,200

     Net loss for the year ended
       June 30, 1998

-----------------------------------------------------------------------------------------------

BALANCES - JUNE 30, 1998                                      2,200,000     2,200        -2,200

     Net loss for the year ended
       June 30, 1999                                                                       -963

-----------------------------------------------------------------------------------------------

BALANCES - JUNE 30, 1999                                      2,200,000     2,200        -3,163

     Net income for the period
       ended January 31, 2000                                                               963

-----------------------------------------------------------------------------------------------
BALANCES - JANUARY 31, 2000                                   2,200,000    $2,200       $-2,200
===============================================================================================

                        BLACK STALLION MANAGEMENT, INC.
                         (A Development Stage Company)

                            STATEMENT OF CASH FLOWS

                                                           For the                         From Inception
                                                           Seven-Month     For the         on July 10,
                                                           Period Ended    Year Ended      1996 Through
                                                           January 31,     June 30,        January 31,
                                                           2000            1999            2000
=====================================================================================      =============
OPERATING ACTIVITIES:
     Net income (loss)                                     $   963          $-963          $-2,200
     Adjustments to reconcile net income (loss)
        to net cash used by operating activities:
         Stock issued for services                                                           2,200
         Forgiveness of debt                                -5,913           -5,913
         Change in accrued interest                            290            123              413
                                                           -------         ------          -------

             Net cash used by
                operating activities                        -4,660           -840           -5,500
                                                           -------         ------          -------

INVESTING ACTIVITIES:
             Net cash provided by
                investing activities                             0              0                0
                                                           -------         ------          -------

FINANCING ACTIVITIES:
     Increase in notes payable - related party                              5,500            5,500
                                                           -------         ------          -------

             Net cash provided by
                financing activities                                        5,500            5,500
                                                           -------         ------          -------

INCREASE (DECREASE) IN CASH AND
   CASH EQUIVALENTS                                         -4,660          4,660                0

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                 4,660
                                                           -------         ------          -------
CASH AND CASH EQUIVALENTS, END OF YEAR                     $     0         $4,660          $     0
                                                           =======         ======          =======

                          NOTES TO FINANCIAL STATEMENTS
                         BLACK STALLION MANAGEMENT, INC.
                          (A Development Stage Company)

Note 1 - Organization:

         Black Stallion Management, Inc. (the Company) is a corporation organized under the laws of the State of Nevada on July 10, 1996. As of the report date, the Company has not commenced planned principal operations and is considered a development stage company as defined in SFAS No. 7. The Company is seeking potential business ventures. (See
         Note 8) The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Note 2 - Summary of Significant Accounting Policies:

         The Company's records are maintained on the accrual basis of accounting. A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

         a.       Estimates:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amount of assets and liabilities, and revenue and expenses, as well as, contingent assets and liabilities. Actual results could differ from those estimates.

         b.       Cash and Cash Equivalents:

         For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents (of which there are none at January 31, 2000 and June 30, 1999).

         d.       Loss Per Share:

         The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share". (See Note 7)

         e.       Recently Enacted Accounting Standards:

         Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", SFAS No. 132, "Employer's Disclosure about Pensions and Other Postretirement Benefits", SFAS No. 133 (as amended by SFAS No. 137), "Accounting for Derivative Instruments and Hedging Activities", SFAS No. 134, "Accounting for Mortgage-Backed Securities...", and SFAS No. 135, "Rescission of FASB Statement No. 75 and Technical Corrections" were recently issued. SFAS No. 130, 131, 132, 133 (as amended), 134 and 135 have no current applicability to the Company or their effect on the financial statements would not have been significant.

Note 3 - Note Payable - Related Party:

         As of June 30, 1999 the Company owed a related party $5,500. The note was originally due in full on March 31, 2000 with interest accruing at 10% per annum beginning April 1, 1999. Interest expense of $290 and $123 was recorded for the period ended January 31, 2000 and the year ended June 30, 1999, respectively. As of January 31, 2000, this debt has been forgiven and is reflected as other income in the Company's financial statements.

Note 4 - Capital Stock:

         a.       Common Stock

         During July 1996, in connection with its organization, the Company issued 2,200,000 shares of its previously authorized, but unissued common stock. The amount was issued for services rendered at $2,200 (or $.001 per share).

         b.       Forward Stock Split

         On March 5, 1999 the Company approved a 100 for 1 forward stock split. The forward stock split is reflected on a retroactive basis.

Note 5 - Income Taxes:

         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". FASB 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards.

         The Company has available as of January 31, 2000, unused operating loss carryforwards of approximately $2,200 which are expected to be applied against future taxable income and which expire in various years through 2018. Deferred income taxes arising from such loss carryforwards have been fully reserved as of January 31, 2000 and June 30, 1999.

Note 6 - Related Party Transactions:

         During the period ended January 31, 2000 and the year ended June 30, 1999, the Company paid fees of $500 and $1,080, respectively, to officer/directors of the Company.

         Through January 31, 2000, the Company has not had a need to rent office space. An officer/shareholder of the Company is allowing the Company to use his/her home as a mailing address, as needed, at no expense to the Company.

Note 7 - Loss Per Share:

         The following information reflects the amounts used in computing income
         (loss) per share:

                                                                           For the                                 From Inception
                                                                         Seven-Month             For the             on July 10,
                                                                        Period Ended           Year Ended           1996 through
                                                                      January 31, 2000        June 30, 1999       January 31, 2000
         Income (loss) from continuing operations available
         to common shareholders (numerator)                                  $  963              ($  963)            ($  2,200)

         Weighted average number of common shares
         outstanding used in loss per share for the period
         (denominator)                                                    2,200,000             2,200,000             2,200,000

Note 8 - Going Concern:

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company was only recently formed, has incurred losses since its inception and has not yet been successful in establishing profitable operations. Management's plan of operations was to seek out and acquire a new business opportunity. Management was successful in seeking out such opportunity and said transaction is outlined in Note 9.

Note 9 - Reorganization and Stock Purchase Agreement:

         Effective January 31, 2000, the Company entered into a Reorganization and Stock Purchase Agreement with Digital Bridge, Inc. (Digital Bridge) and its shareholders. Under the terms of the agreement, the Company agreed to issue an additional 20 million shares of common stock and exchange these shares for 100% of the common stock held by Digital Bridge's shareholders. In addition, the Company agreed to a post-closing split of 1.25 to 1 forward stock split on its authorized, issued and outstanding stock, resulting in 27,750,000 post-closing shares of common stock issued and outstanding and 31,250,000 shares of common stock authorized. The Company's financial statements reflect the balances and activity immediately prior to the above transactions.

                                    EXHIBITS

Exhibit  Description
No.

16.1     Letter from Pritchett, Siler & Hardy, P.C. re Change in Certifying
         Accountant